UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2018

RESOURCE APARTMENT REIT III, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-55923

Maryland (State or other jurisdiction of incorporation or organization)	47-4608249 (I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103 (Address of principal executive offices) (Zip code)

(215) 231-7050 (Registrant's telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Apartment REIT III, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on March 22, 2018 to provide the required financial information relating to our acquisition of a multifamily community located in Austell, Georgia known as the Property, or Tramore Village Apartments ("Tramore Village"), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to Tramore Village that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.
Item 9.01    Financial Statement and Exhibits.

		Page
a.	Financial Statements of Real Estate Acquired
	Tramore Village
	Independent Auditors' Report	4
	Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2017	5
	Notes to Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2017	6

b.	Pro Forma Financial Information
	Resource Apartment REIT III, Inc.
	Unaudited Pro Forma Consolidated Financial Information	7
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017	8
	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017	10

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

May 25, 2018	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditors’ Report
To the Stockholders of
Resource Apartment REIT III, Inc.:
Report on the Statement
We have audited the accompanying statement of revenues and certain operating expenses (the "Statement") of Tramore Village (the "Property") for the year ended December 31, 2017, and the related notes to the Statement.
Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of the Property for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Resource Apartment REIT III, Inc.), and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Baker Tilly Virchow Krause, LLP
Chicago, Illinois
May 25, 2018

TRAMORE VILLAGE
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2017
Revenues:
Rental income	$3,628,534
Other income	334,516
Total Revenues	3,963,050

Certain Operating Expenses:
Operating expenses	1,048,660
Other operating expenses	29,912
Real estate taxes	281,314
Insurance	58,544
Management fees	118,073
Total Certain Operating Expenses	1,536,503
Revenues in excess of Certain Operating Expenses	$2,426,547

See accompanying notes to the statement of revenues and certain operating expenses.

TRAMORE VILLAGE
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2017
NOTE 1. Basis of Presentation
On March 22, 2018, Resource Apartment REIT III, Inc. (the “Company”) purchased Tramore Village (the "Property"), a multifamily community located in Austell, Georgia from unaffiliated sellers. The apartment complex was purchased for $44.4 million, excluding closing costs. The Company funded the purchase with a combination of offering proceeds and proceeds from a seven-year, $32.6 million secured mortgage loan with Berkadia Commercial Mortgage, LLC, an unaffiliated lender, secured by Tramore Village (the "Tramore Village Mortgage Loan"). The Tramore Village Mortgage Loan matures on April 1, 2025. The Tramore Village Mortgage Loan bears interest at a rate of LIBOR plus 1.80%, with a maximum interest rate of 6.25%. Monthly payments are interest only for the first 36 months. Beginning on May 1, 2021, the Company will pay both principal and interest based on 30 year amortization. Any remaining principal balance and all accrued and unpaid interest and fees will be due at maturity. The Company may prepay the Tramore Village Mortgage Loan in full at any time (1) after April 1, 2019 and until December 31, 2024 upon payment of a prepayment premium equal to 1% of the principal amount prepaid; and (2) after December 31, 2024 with no prepayment premium. The non-recourse carveouts under the loan documents for the Tramore Village Mortgage Loan are guaranteed by the Company.
The statement of revenues and certain operating expenses (the “Statement”) has been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement is not intended to be a complete presentation of the revenues and operating expenses at Tramore Village for the year ended December 31, 2017. The Statement includes the historical revenues and certain operating expenses of the Property, and excludes items that may not be comparable to the future operations of Tramore Village, such as interest expense, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations.
In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statement for the full year ended December 31, 2017 have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a year.
NOTE 2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Property recognizes rent as income when due. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.
NOTE 3. Subsequent Events
The Property's management evaluated all events and transactions that occurred through May 25, 2018, the date the statement of revenues and certain operating expenses were available to be issued. During this period, the Property did not have any material subsequent events other than as disclosed in Note 1.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 29, 2018 and are not necessarily indicative of what the actual financial position or operations would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results. In addition, this pro forma information should be read in conjunction with the statement of revenues and certain operating expenses and the notes thereto for the year ended December 31, 2017 of Tramore Village, which are included herein.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2017 is presented to give effect to the acquisition of Tramore Village, which occurred on March 22, 2018, as if such acquisition occurred on January 1, 2017. The footnotes to the pro forma financial statements provide details of the pro forma adjustments.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Tramore Village been consummated as of January 1, 2017. The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Rental income	$1,443,863	$3,963,050	(b)	$5,406,913
Total revenues	1,443,863	3,963,050		5,406,913

Expenses:
Rental operating- expenses	400,432	733,455	(b)	1,133,887
Rental operating- payroll	165,558	403,661	(b)	569,219
Rental operating- real estate taxes	182,166	281,314	(b)	463,480
Subtotal- rental operating	748,156	1,418,430		2,166,586
Acquisition costs	906,644	—		906,644
Property management fees	9,505	—		9,505
Management fees - related parties	215,433	684,988	(c)	900,421
General and administrative	1,258,682	—		1,258,682
Loss on disposal of assets	186,078	—		186,078
Depreciation and amortization expense	908,624	2,630,179	(d)	3,538,803
Total expenses	4,233,122	4,733,597		8,966,719
Loss before other income (expense)	(2,789,259)	(770,547)		(3,559,806)

Other income (expense):
Other income	1,500	—		1,500
Interest income	16,639	—		16,639
Interest expense	(360,725)	(1,250,612)	(e)	(1,611,337)
Net loss	$(3,131,845)	$(2,021,159)		$(5,153,004)

Other Comprehensive Loss:
Designated derivatives, fair value adjustments	(11,192)	—		(11,192)
Total other comprehensive loss	(11,192)	—		(11,192)
Comprehensive Loss	$(3,143,037)	$(2,021,159)		$(5,164,196)

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS- (CONTINUED)
For the Year Ended December 31, 2017

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments	Pro Forma Total
Class A common stock:
Net loss attributable to Class A common stockholders	$(1,003,994)	$—	$(1,651,929)
Net loss per common share, basic and diluted	$(1.79)	$—	$(2.95)
Weighted-average number of common shares outstanding, basic and diluted	560,110	—	560,110

Class T common stock:
Net loss attributable to Class T common stockholders	$(1,423,508)	$—	$(2,342,179)
Net loss per common share, basic and diluted	$(1.82)	$—	$(2.99)
Weighted-average number of common shares outstanding, basic and diluted	782,047	—	782,047

Class R common stock:
Net loss attributable to Class R common stockholders	$(677,323)	$—	$(1,114,438)
Net loss per common share, basic and diluted	$(1.42)	$—	$(0.35)
Weighted-average number of common shares outstanding, basic and diluted	478,037	—	3,226,065	(f)

Class I common stock:
Net loss attributable to Class I common stockholders	$(27,020)	$—	$(44,458)
Net loss per common share, basic and diluted	$(1.58)	$—	$(0.73)
Weighted-average number of common shares outstanding, basic and diluted	17,079	—	61,310	(f)

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

(a)	Historical financial information for the year ended December 31, 2017, derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(b)	Represents the historical operations of Tramore Village under the previous owners as reported on the statement of revenues and certain operating expenses for the year ended December 31, 2017.

(c)
Represents the management fees associated with the acquisition. The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the year ended December 31, 2017. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2017.

(d)
Represents the additional depreciation and amortization expense for the year ended December 31, 2017, as if Tramore Village was acquired January 1, 2017. Building is depreciated over the property’s estimated useful life of 27.5 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years. Amortization expense on the lease intangible asset is recognized using the straight-line method over the weighted average remaining term of the related lease.

(e)
Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year $32.6 million Tramore Village Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2017. The Tramore Village Mortgage Loan bears interest at a floating rate of 180 basis points over one-month LIBOR, maturing April 1, 2025. The LIBOR rate used for the pro forma adjustment is 1.8613%. If LIBOR rates were to increase or decrease by one-eighth of 1%, the interest expense would increase or decrease by $40,781 for the year ended December 31, 2017.

(f)
Represents the pro forma number of shares of the Company's common stock outstanding as of December 31, 2017. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2017 with such proceeds having been used to fund the acquisition of Tramore Village.